Finance income and costs (Tables)	12 Months Ended
Dec. 31, 2021
Finance income and finance expenses
Schedule of finance income and costs

	2021	2020	2019
Interest income	—	7	12
Foreign exchange gain	—	1,991	411
Change in fair value of share warrant obligations	10,080	—	—
Other income	79	—	—
Finance income – total	10,159	1,998	423
Interest expense	(91)	(45)	(96)
Bank charges	(320)	(175)	(87)
Foreign exchange loss	(2,809)	—	—
Finance costs – total	(3,220)	(220)	(183)
Net finance income	6,939	1,778	240